UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

NEOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37508	27-0395455
(Commission File No.)	(IRS Employer Identification No.)

2940 N. Highway 360

Grand Prairie, TX 75050

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 408-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NEOS	The Nasdaq Stock Market LLC

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 13, 2019, the Board of Directors (the “Board”) of Neos Therapeutics, Inc. (“Neos” or the “Company”) approved a change to its non-employee director compensation program.  As modified by the Board, the value of the annual stock option grant to each non-employee director of the Company as of the date of the annual stockholder meeting was decreased from $75,000 in fair value on the grant date (using a Black-Scholes option pricing model) to $38,000 in fair value.  All other aspects of the cash and equity compensation of non-employee directors remain unchanged.  A copy of the Neos Therapeutics, Inc. Non-Employee Director Compensation Policy, effective as of June 13, 2019, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

In connection with the Annual Meeting of Stockholders of the Company held on June 13, 2019 (the “Annual Meeting”), there were 49,722,516 shares outstanding as of the April 23, 2019 record date, of which 43,780,324 shares, or approximately 88.05%, were present or represented by proxy at the Annual Meeting.

With respect to the matters submitted for a vote of stockholders at the Annual Meeting: (i) each of the Class I directors nominated, Alan Heller, Bryant Fong, and James Robinson, were elected to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2022 and until their successors have been elected and qualified, subject to their earlier resignation or removal (“Proposal 1”), and (ii) the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified (“Proposal 2”).  Set forth below are the voting results for each such matter.

Proposal 1:

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan Heller	27,070,655	1,491,415	15,218,254
Bryant Fong	27,054,397	1,507,673	15,218,254
James Robinson	28,242,332	319,738	15,218,254

Proposal 2:

For	Against	Abstain	Broker Non-Votes
39,342,152	359,269	4,078,903	0

Item 9.01.                                        Financial Statements and Exhibits.

(d)                       Exhibits

Number	Description
10.1	Neos Therapeutics, Inc. Non-Employee Director Compensation Policy dated June 13, 2019

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Neos Therapeutics, Inc. Non-Employee Director Compensation Policy dated June 13, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOS THERAPEUTICS, INC.

Date: June 18, 2019	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel and Corporate Secretary

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